UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

RACKABLE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1933 Milmont Drive
Milpitas, CA 95035
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 240-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 26, 2006, Rackable Systems’ Board of Directors appointed Todd Ford to President and Madhu Ranganathan to Chief Financial Officer and Principal Finance and Accounting Officer. Mr. Ford will continue to report to Tom Barton Rackable Systems’ Chief Executive Officer.

Mr. Ford, age 39, joined Rackable Systems in December 2002 as Chief Financial Officer and he became Executive Vice President of Operations in December 2003. From June 2002 to December 2002, Mr. Ford provided consulting services to Rackable Systems as a consultant at Callero Partners. From June 2000 to March 2002, Mr. Ford served as Chief Financial Officer at Noosh, Inc. a print management software company.

Mr. Ford shall receive an annual base salary of $260,500 and will be eligible to receive an annual bonus of up to $100,000 based upon the achievement of specific performance targets.

Immediately prior to Rackable Systems initial public offering in June 2005, Rackable Investments LLC, then Rackable Systems’ largest stockholder, converted all of the shares of then outstanding Series A preferred stock and distributed the resulting shares to its members. Each share of Series A preferred stock converted into one share of Series B preferred stock, which at the closing of our initial public offering was redeemed for approximately $1.25 in cash, and approximately 0.467 shares of common stock. Mr. Ford, was a member of Rackable Investment LLC and owned units in Rackable Investment LLC representing 283,333 shares of our Series A preferred stock.

Ms. Ranganathan, age 41, joined Rackable Systems in December 2005 as Vice President of Finance. From August 2002 to November 2005, Ms. Ranganathan served as the Vice President and Corporate Controller at Redback Networks a publicly traded company providing telecommunication networking equipment. From January 2000 to August 2002, Ms Ranganathan served as Vice President of Finance at Jamcracker, Inc. an application services provider.

Ms. Ranganathan shall receive an annual base salary of $200,000 and will be eligible to receive quarterly bonuses of up to $20,000 based upon the achievement of specific performance targets.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release issued by Rackable Systems, Inc., dated April 26, 2006, announcing the promotion of Todd Ford and Madhu Ranganathan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rackable Systems, Inc.

Dated: April 28, 2006	By:	/s/ William P. Garvey
William P. Garvey
General Counsel and Vice President, Corporate Development

EXHIBITS INDEX

Exhibit Number	Description
99.1	Press release issued by Rackable Systems, Inc., dated April 26, 2006, announcing the promotion of Todd Ford and Madhu Ranganathan